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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                Second Amendment
                                   FORM 8-K/A
                                 ______________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                December 20, 2005
                                 ______________

                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)
                                 ______________

                        Commission file number 000-23039

                 COLORADO                                     14-1623047
      (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                     Identification No.)


 18685 East Plaza Drive, Parker, Colorado                       80134
 (Address of principal executive offices)                     (Zip Code)


(Registrant's telephone number, including area code)       (303) 783-9499

                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.       Changes in Registrant's Certifying Accountant

On November 16, 2005, Ehrhardt Keefe Steiner & Hottman, P.C. ("EKS&H") notified OraLabs Holding Corp. (the "Company") that it resigned as the Company's independent registered public accounting firm effective immediately. On November 17, 2005, the Company appointed GHP Horwath, P.C. as the Company's new independent registered public accounting firm. EKS&H's reports on the Company's consolidated financial statements for the years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to retain GHP Horwath, P.C. was recommended and approved by the Company's audit committee and Board of Directors.

During the years ended December 31, 2004 and 2003, and the subsequent interim periods preceding EKS&H's resignation, there were no disagreements between the Company and EKS&H on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EKS&H, would have caused EKS&H to make reference to the subject matter of the disagreement(s) in connection with their reports. For the year ended December 31, 2003 management in consultation with EKS&H did report that it had reportable conditions that related to accounts receivable processing, inventory accounting, timely accounting reconciliations, lack of qualified accounting personnel due to turnover and operational requirements. For the year ended December 31, 2004 and subsequent interim periods in 2005, EKS&H advised the Company of a material weakness relating to the controls over the inventory process and reportable conditions relating to financial reporting and lack of oversight over the accounting process. The Company authorized EKS&H to respond fully to the inquiries of GHP Horwath, P.C. concerning the subject matter of the material weakness and each reportable event.

The material weakness and other reportable conditions which existed in 2003, 2004 and subsequent interim periods of 2005 as discussed above, have been addressed by management in Item 3 to the Company's Form 10-QSB for the three and nine months ended September 30, 2005.

The Company provided EKS&H with a copy of the above disclosures. Attached as
Exhibit 16.1 is a copy of EKS&H's letter regarding the above statements made by the Company in this Form 8-K.


Item 9.01.       Financial Statements and Exhibits

       (d)       Exhibits. The following items are filed as exhibits to this report.

16.1 Letter of Ehrhardt Keefe Steiner & Hottman, P.C. regarding change in certifying accountant.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ORALABS HOLDING CORP.

                                             By: /s/ Gary H. Schlatter
                                                 -------------------------------
                                                 Gary H. Schlatter
                                                 President
Date: December 29, 2005


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                                  EXHIBIT INDEX


Exhibit No.                       Description

16.1           Letter of Ehrhardt Keefe Steiner & Hottman, P.C.
               regarding change in certifying accountant.